SUPPLEMENT DATED JULY 30, 2004

TO THE PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION DATED APRIL 29, 2004

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

SALOMON BROTHERS VARIABLE ALL CAP FUND

The following information amends and supersedes, as applicable, the disclosure contained in the Prospectus and the Statement of Additional Information of Salomon Brothers Variable Series Funds Inc (the “Company”) with respect to the Salomon Brothers Variable All Cap Value Fund (“Variable All Cap Fund”):

The Board of Directors of the Company has approved an amendment to reduce and add breakpoints to the management fee to the Management Contract between the Company, regarding Variable All Cap Fund, and Salomon Brothers Asset Management Inc. Effective August 1, 2004, the management fee, which is calculated daily and payable monthly, will be reduced from 0.85% of the average daily net assets to a fee calculated in accordance with the following breakpoint schedule:

Average Daily Net Assets	Fee
First $1.50 Billion	0.75%
Next $0.50 Billion	0.70%
Next $0.50 Billion	0.65%
Next $1.00 Billion	0.60%
Over $3.50 Billion	0.50%

The Board of Directors of the Company has approved an amendment to the Administration Agreement between the Variable All Cap Fund and Smith Barney Fund Management LLC. Effective August 1, 2004, the All Cap Fund will no longer pay an administrative fee. The terms of the amended Administration Agreement are the same in all other material respects as those of the current Administration Agreement.

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